PROPERTY, PLANT AND EQUIPMENT, NET	6 Months Ended
Jun. 30, 2024
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

6. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, consists of the following:

	December 31, 2023	June 30, 2024
	SGD’000	SGD’000
Leasehold buildings and improvements	7,523	7,523
Right-of-use assets	2,592	2,592
Plant and machinery	4,535	4,540
Furniture and fittings	2,724	2,835
Subtotal	17,374	17,490
Less: accumulated depreciation	(8,859)	(9,300)
Property, plant and equipment, net	8,515	8,190

Depreciation of property, plant and equipment including amortization of right-of-use assets expense was approximately SGD315 thousand and SGD441 thousand (US$325 thousand) for the six-month periods ended June 30, 2023 and 2024, respectively. Leasehold buildings are pledged with a bank to secure bank loans (Note 9).